UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2024

First Wave BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FWBI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 14, 2024, First Wave BioPharma, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission in connection with the Company’s merger with ImmunogenX, Inc. (“IMGX”). This Amendment No.1 on Form 8-K/A amends the Original Form 8-K to file (i) the financial statements of IMGX required by Item 9.01(a) of Form 8-K (the “IMGX Financial Statements”), (ii) the pro forma financial information required by Item 9.01(b) of Form 8-K (together with the IMGX Financial Statements, the “IMGX Financial Information”), and (iii) a consent from Holthouse Carlin & Van Trigt LLP (“HCVT”) to incorporate by reference HCVT’s audit report included in the IMGX Financial Information into certain of the Company’s registration statements. The IMGX Financial Information and the consent of HCVT were not included in the Original Form 8-K in reliance on the instructions to such item. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b) Pro forma financial information

Information responsive to Item 9.01(b) of Form 8-K is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Holthouse Carlin & Van Trigt LLP

99.1	Audited financial statements of ImmunogenX Inc. for the fiscal years ended December 31, 2023, 2022 and 2021.

99.2	Unaudited pro-forma consolidated financial information of the Company and ImmunogenX Inc. for the period ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Wave BioPharma, Inc.

Date: May 8, 2024	By:	/s/ Sarah Romano
Sarah Romano
Chief Financial Officer